EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Stone Ridge Trust VIII, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Stone Ridge Trust VIII for the year ended July 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Stone Ridge Trust VIII for the stated period.

/s/ Ross Stevens	/s/ Maura Keselowsky
Ross Stevens	Maura Keselowsky
President, Chief Executive Officer and Principal Executive Officer	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer,
Stone Ridge Trust VIII	Stone Ridge Trust VIII

Dated:	10/9/24	Dated:	10/9/24

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Stone Ridge Trust VIII for purposes of Section 18 of the Securities Exchange Act of 1934.